                                                                  Exhibit (a)(4)


                             Letter of Transmittal

                               To Tender Warrants

                                       of

                                    PSC INC.

                       Pursuant to the Offer to Purchase
                              Dated June 19, 2000

                                       of

                            MOHAWK ACQUISITION CORP.

                          a wholly owned subsidiary of

                                  MOHAWK CORP.


   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
      CITY TIME, ON MONDAY, JULY 17, 2000, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

[LOGO OF CHASEMELLON SHAREHOLDER SERVICES]

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                              Fax: (201) 296-4293

                             Confirm by Telephone:
                                 (201) 296-4860

      By Overnight Courier:                     By Mail:                           By Hand:
    Reorganization Department          Reorganization Department          Reorganization Department
        85 Challenger Road                Post Office Box 3301             120 Broadway, 13th Floor
         Mail Drop-Reorg.              South Hackensack, NJ 07606             New York, NY 10271
     Ridgefield Park, NJ 07660

                        DESCRIPTION OF WARRANTS TENDERED
--------------------------------------------------------------------------------

  Name(s) and Address(es) of
     Registered Holder(s)
  (Please fill in, if blank,
 exactly as name(s) appear(s)
  on Warrant Certificate(s))            Warrant Certificate(s) Tendered
--------------------------------------------------------------------------------------------
                                Exercise Price   Purchase Price  Total Number of
                                of Warrant(s)    of Warrant(s)     Underlying
                                 Per Share of     Per Share of       Shares
                                  Underlying       Underlying    of Common Stock
                               Shares of Common Shares of Common  Evidenced by
                                    Stock            Stock           Warrant
                                                                 Certificate(s)
                               ------------------------------------------------- -----------

                               -------------------------------------             -----------

   This Letter of Transmittal is to be completed by holders of Warrants (as defined below) of PSC Inc. ("Warrant Holders") who hold certificates evidencing Warrants ("Warrant Certificates") which are to be forwarded herewith. Warrant Holders whose Warrant Certificates are not immediately available or who cannot deliver their Warrant Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) and who wish to tender their Warrants must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.


 [_]CHECK HERE IF WARRANTS ARE BEING TENDERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s): ________________________________________

    Date of Execution of Notice of Guaranteed Delivery: _____________________

    Name of Institution that Guaranteed Delivery: ___________________________


   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Mohawk Acquisition Corp., a New York corporation ("Purchaser") and a wholly owned subsidiary of Mohawk Corp., a Delaware corporation ("Parent"), the above-described Warrants ("Warrants"), of PSC Inc., a New York Corporation ("PSC"), pursuant to Purchaser's offer to purchase (i) the warrant exercisable prior to September 10, 2001, evidencing rights to purchase an aggregate of 180,000 shares of common stock, par value $0.01 per share ("Common Stock") of PSC at a price of $8.00 per share, at a purchase price of $0.45 per underlying share of Common Stock, and (ii) the warrants exercisable prior to July 12, 2006, evidencing rights to purchase an aggregate of 975,000 shares of Common Stock at a price of $5.25 per share, at a purchase price of $3.20 per underlying share of Common Stock, in either case, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 19, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of the Warrants tendered pursuant to the Offer.

   Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Warrants tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Warrants that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of securities of PSC) and rights declared, paid or distributed in respect of such Warrants on or after June 5, 2000 (collectively, "Distributions") and irrevocably appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Warrants (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Warrant Certificates evidencing such Warrants (and all Distributions), together, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Warrants for transfer on the books of PSC and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Warrants tendered hereby and all Distributions, that when such Warrants are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of such Warrants and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Warrants tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of Warrants tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Warrants tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

   No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The undersigned understands that the valid tender of Warrants pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Warrants for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

   Unless otherwise indicated below in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Warrants purchased and return all Warrant Certificates evidencing Warrants not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Warrants Tendered". Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Warrants purchased and return all Warrant Certificates evidencing Warrants not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Warrants Tendered" on the reverse hereof. In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Warrants purchased and return all Warrant Certificates evidencing Warrants not accepted for payment in the name(s) of, and deliver such check and return such Warrant Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Warrants from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Warrants tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the check
 for the purchase price of Warrants
 and Warrant Certificates evidencing
 Warrants not purchased are to be
 issued in the name of someone other
 than the undersigned.

   Issue Check and Warrant Certificates to:

 Name: ______________________________
                                 (Please Print)

 Address: ___________________________

 ____________________________________

 ____________________________________
                          (Zip Code)

 ____________________________________
                 (Tax Identification or Social Security Number)
                   (See Substitute Form W-9 on reverse side)




                         SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the check
 for the purchase price of Warrants
 purchased and Warrant Certificates
 evidencing Warrants not purchased
 are to be mailed to someone other
 than the undersigned, or the
 undersigned at an address other
 than that shown under "Description
 of Warrants Tendered".

 Mail Check and Warrant Certificates
 to:

 Name: ______________________________
                                 (Please Print)

 Address: ___________________________

 ____________________________________

 ____________________________________
                          (Zip Code)

 ____________________________________
                 (Tax Identification or Social Security Number)
                   (See Substitute Form W-9 on reverse side)

                                   IMPORTANT

                           WARRANT HOLDERS: SIGN HERE
                  (Please Complete Substitute Form W-9 Below)

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                          Signature(s) of Holder(s)

 Dated: ________________ , 2000

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Warrant Certificates or on a security position listing by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s): ___________________________________________________________________
                                 Please Print

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________

 ----------------------------------------------------------------------------
                                Include Zip Code

 Daytime Area Code and Telephone No: ________________________________________

 Taxpayer Identification or
 Social Security No.: _______________________________________________________
                   (See Substitute Form W-9 on reverse side)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                    FINANCIAL INSTITUTIONS: PLACE MEDALLION
                            GUARANTEE IN SPACE BELOW

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

   1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution") unless (i) this Letter of Transmittal is signed by the registered holder(s) of Warrants tendered hereby and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on the reverse hereof or (ii) such Warrants are tendered for the account of an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Warrant Certificates. This Letter of Transmittal is to be used if Warrant Certificates are forwarded herewith pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Warrant Certificates evidencing all physically tendered Warrants, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Warrant Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Warrant Holders whose Warrant Certificates are not immediately available or who cannot deliver their Warrant Certificates and all other required documents to the Depositary prior to the Expiration Date may tender their Warrants pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Warrant Certificates evidencing all physically delivered Warrants in proper form for transfer by delivery, together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq Stock Market ("Nasdaq") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

   The method of delivery of this Letter of Transmittal, Warrant Certificates and all other required documents is at the option and risk of the tendering Warrant Holder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted and no fractional Warrants will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering Warrant Holders waive any right to receive any notice of the acceptance of their Warrants for payment.

   3. Inadequate Space. If the space provided on the reverse hereof under "Description of Warrants Tendered" is inadequate, the Exercise Price and the Purchase Price of the Warrant per share of underlying shares of Common Stock and the number of underlying shares of Common Stock evidenced by Warrant Certificates should be listed on a separate signed schedule and attached hereto.

   4. Partial Tenders (not applicable to Warrant Holders).

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Warrant Certificates evidencing such Warrants without alteration, enlargement or any other change whatsoever.

   If any Warrants tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any Warrants tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Warrants.

   If this Letter of Transmittal is signed by the registered holder(s) of Warrants tendered hereby, no endorsements of Warrant Certificates or separate stock powers are required, unless payment is to be made to, or Warrant Certificates evidencing Warrants not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Warrant Certificate(s) evidencing the Warrants tendered, the Warrant Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Warrant Certificate(s). Signatures on such Warrant Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Warrant Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay or cause to be paid all stock transfer taxes with respect to the sale and transfer of any Warrants to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Warrants purchased is to be made to or Warrant Certificates evidencing Warrants not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Warrants purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Warrant Certificates evidencing Warrants tendered hereby.

   7. Special Payment and Delivery Instructions. If a check for the purchase price of any Warrants tendered hereby is to be issued in the name of, and/or Warrant Certificate(s) evidencing Warrants not accepted for payment are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Warrant Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes herein must be completed.

   8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

   9. Substitute Form W-9. Unless an exemption from backup withholding and information reporting requirements is otherwise established with the Depositary, each tendering Warrant Holder (or other payee) is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such Warrant Holder (or other payee) is not subject to backup withholding of federal income tax. If a tendering Warrant Holder (or other payee) has been notified by the Internal Revenue Service that such Warrant Holder is subject to backup withholding, such Warrant Holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Warrant Holder has since been notified by the Internal Revenue Service that such Warrant Holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Warrant Holder to 31% federal income tax withholding on the payment of the purchase price of all Warrants purchased from such Warrant Holder. If the tendering Warrant Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Warrant Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such Warrant Holder until a TIN is provided to the Depositary.

   Important: This Letter of Transmittal (or manually signed facsimile hereof), properly completed and duly executed (together with any required signature guarantees and Warrant Certificates and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Date (as defined in the Offer to Purchase).

                           IMPORTANT TAX INFORMATION

   Under U.S. federal income tax law, a Warrant Holder whose tendered Warrants are accepted for payment is generally required to provide the Depositary (as payer) with such Warrant Holder's correct TIN on Substitute Form W-9 provided herewith. If such Warrant Holder is an individual, the TIN generally is such Warrant Holder's social security number. If the Depositary is not provided with the correct TIN, the Warrant Holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such Warrant Holder with respect to Warrants purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a Warrant Holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

   Certain Warrant Holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A Warrant Holder should consult his or her tax advisor as to such Warrant Holder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Warrant Holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

 Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a Warrant Holder with respect to Warrants purchased pursuant to the Offer, the Warrant Holder is required to notify the Depositary of such Warrant Holder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such Warrant Holder is awaiting a TIN), and (b)(i) such Warrant Holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Warrant Holder that such Warrant Holder is no longer subject to backup withholding.

 What Number to Give the Depositary

   The Warrant Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Warrants tendered hereby. If the Warrants are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering Warrant Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Warrant Holder should write "Applied For" in the space provided for the TIN in Part I, and sign and dated the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such Warrant Holder until a TIN is provided to the Depositary.

             PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

--------------------------------------------------------------------------------


                           Part I--Taxpayer
 SUBSTITUTE                Identification Number--     Social security number
                           For all accounts, enter
                           your taxpayer
                           identification number
                           in the box at right.
                           (For most individuals,
                           this is your social
                           security number. If you
                           do not have a number,
                           see "Obtaining a
                           Number" in the enclosed
                           Guidelines.) Certify by
                           signing and dating
                           below. Note: If the
                           account is in more than
                           one name, see the chart
                           in the enclosed
                           Guidelines to determine
                           which number to give
                           the payer.

 Form W-9
 Department of the                                               or
 Treasury

 Internal Revenue                                     Employer identification
 Service                                                       number



 Payer's Request for
 Taxpayer                                             ------------------------
 Identification Number                                (If awaiting TIN, write
 (TIN)                                                "Applied For")



--------------------------------------------------------------------------------

 Part II--For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

--------------------------------------------------------------------------------

 Certification--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 Certificate Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

--------------------------------------------------------------------------------
 SIGNATURE _________________________________________  DATE ______________, 2000


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
     IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A
     TAXPAYER IDENTIFICATION NUMBER.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that If I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 Signature: ____________________________________________  Date: _______________

   Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and certificates evidencing Warrants and any other required documents should be sent or delivered by each Warrant Holder or such Warrant Holder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth above.

                                ---------------

   Questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A Warrant Holder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                           INNISFREE M&A INCORPORATED
                         501 Madison Avenue, 20th Floor
                               New York, NY 10022
                    Bankers and Brokers call: (212) 750-5833
                   All Others Call Toll Free: (888) 750-5834

                      The Dealer Manager for the Offer is:

                             Chase Securities Inc.
                                270 Park Avenue
                               New York, NY 10017
                          Call Collect: (212) 270-2631

June 19, 2000